Exhibit 10.41

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (this “Amendment”) is made as of July 25, 2013, by and between ARE-East River Science Park, LLC, a Delaware limited liability company (“Landlord”), and Kadmon Corporation, LLC, a Delaware limited liability company, successor-in-interest to Kadmon Pharmaceuticals, LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A.                                    Landlord and Tenant have entered into that certain Lease Agreement dated as of October 28, 2010 (the “Original Lease”), as amended by that certain First Amendment to Lease dated July 1, 2011 (the “First Amendment”), as further amended by that certain Second Amendment to Lease dated November 16, 2011 (the “Second Amendment”), and as further amended by that certain Third Amendment to Lease dated as of January 4, 2013 (the “Third Amendment”). The Original Lease, the First Amendment, the Second Amendment and the Third Amendment shall sometimes collectively be referred to herein as the “Lease”.

B.                                    Pursuant to the Lease, Landlord leased to Tenant certain premises consisting of approximately 41,181 square feet (“Premises”) of the building located at 450 East 29th Street, New York, New York, 10016, also know as 504 First Avenue, New York, New York, 10016 as more particularly described therein. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

C.                                    Pursuant to the Second Amendment, Landlord leased to Tenant approximately 4,457 rentable square feet (the “Fifteenth Floor Expansion Premises”) located on the fifteenth floor of the Building.

D.                                    Tenant now desires to expand the Premises demised under the Lease by adding approximately 7,711 rentable square feet (the “Additional Fifteenth Floor Expansion Premises”) and all office furniture located on the fifteenth floor of the Building (the “Fifteenth Floor Furniture”) all as further described on Exhibit A attached hereto and incorporated herein by this reference. The Fifteenth Floor Furniture is specifically described on Exhibit B attached hereto. The Fifteenth Floor Expansion Premises and the Additional Fifteenth Floor Expansion Premises comprise the entire Fifteenth Floor of the Building and shall sometimes collectively be referred to herein as the “Fifteenth Floor Premises”.

E.                                     Landlord and Tenant desire to amend the Lease to, among other things, (i) add the Additional Fifteenth Floor Expansion Premises to the Premises demised under the Lease and (ii) extend the Term of Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Premises. As of the Additional Fifteenth Floor Expansion Premises Commencement Date (as hereafter defined), the Premises demised under the Lease are hereby expanded to include the Additional Fifteenth Floor Expansion Premises and Exhibit A to this Amendment shall be deemed

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL
RIGHTS RESERVED. Confidential and Proprietary — Do Not
Copy or Distribute. Alexandria and the Alexandria Logo are
registered trademarks of Alexandria Real Estate Equities, Inc.
confidential

added and shall replace, in its entirety, the existing Exhibit A to the Lease.

2.                                      Definitions. As of the Additional Fifteenth Floor Expansion Premises Commencement Date, the following definitions contained in the Basic Lease Provisions of the Lease shall be amended and restated in their entirety as follows:

(a)                                 “Premises: That portion of the Project, as shown on Exhibit A, known as (i) the entire 16th floor of the Building (the “Original Shell Space”), which the parties agree contains 9,767 rentable square feet, (ii) the entire 5th floor of the Science Hotel (other than the Shared Lab Area situated on the fifth floor of the Building), which the parties agree contains 26,957 rentable square feet (the “Original Hotel Space”), and (iii) the entire fifteenth floor, which the parties agree contains 12,168 square feet (the “Fifteenth Floor Premises”, together with the Original Shell Space, the “Shell Space”).

(b)                                 “Base Rent: The sum of Base Rent (Shell Space), Base Rent (Hotel Space) and Base Rent (Fifteenth Floor Premises).”

(c)                                  “Base Rent (Fifteenth Floor Premises): $84,037.50 per month, and $1,008,450 per annum , subject to adjustment together with Base Rent (Shell Space) on the annual anniversary of the Rent Commencement Date for the Shell space in accordance with Section 4 below.”

For purposes of clarification, (i) the term “Base Rent (Shell Space)” in the Basic Lease Provisions refers to the Base Rent applicable to the Original Shell Space and (ii) notwithstanding anything to the contrary contained in the Lease, the first adjustment of Base Rent (Fifteenth Floor Premises) pursuant to Section 4 of the Lease shall occur on the first anniversary of the Additional Fifteenth Floor Expansion Premises Commencement Date.

(d)                                 “Tenant’s Share: 16.20%”

(e)                                  “Base Term: With respect to the Original Shell Space and the Original Hotel Space, beginning on October 28, 2010 and ending 120 months from the first day of the first full calendar month following the Additional Fifteenth Floor Expansion Premises Commencement Date. With respect to the Fifteenth Floor Premises, beginning on the Additional Fifteenth Floor Expansion Premises Commencement Date and ending 120 months from the first day of the first full calendar month following the Additional Fifteenth Floor Expansion Premises Commencement Date.”

3.                                      Delivery; Acceptance of Additional Fifteenth Floor Expansion Premises.

(a)                                 Landlord shall use reasonable efforts to deliver the Additional Fifteenth Floor Expansion Premises to Tenant on or before April 1, 2014 (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Additional Fifteenth Floor Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and the Lease with respect to the Additional Fifteenth Floor Expansion Premises shall not be void or voidable. The “Additional Fifteenth Floor Expansion Premises Commencement Date” shall be the date that Landlord Delivers the Additional Fifteenth Floor Expansion Premises to Tenant. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Additional Fifteenth Floor Expansion Premises Commencement Date when the same is established in a form substantially similar to the form of the

“Acknowledgement of Commencement Date” attached to the Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

(b)                                 As of the Additional Fifteenth Floor Expansion Premises Commencement Date, (i) Tenant shall accept the Additional Fifteenth Floor Expansion Premises on an “as is” basis (including all fixtures located on the Fifteenth Floor Premises and the Fifteenth Floor Furniture) and in substantially the same condition as of the date hereof (subject only to normal wear and tear and without Landlord’s office equipment located in the Additional Fifteenth Floor Expansion Premises as of the date hereof); (ii) Landlord shall have no obligation for any defects in the Additional Fifteenth Floor Expansion Premises or the Fifteenth Floor Furniture; and (iii) Tenant’s taking possession of the Additional Fifteenth Floor Expansion Premises and the Fifteenth Floor Furniture shall be conclusive evidence that Tenant accepts the Additional Fifteenth Floor Expansion Premises and the Fifteenth Floor Furniture and that the Additional Fifteenth Floor Expansion Premises and the Fifteenth Floor Furniture were in good condition at the time of delivery. For avoidance of doubt, on or prior to the Additional Fifteenth Floor Expansion Premises Commencement Date Landlord shall remove and relocate Landlord’s office equipment located in the Additional Floor Expansion Premises as of the date hereof.

(c)                                  Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Additional Fifteenth Floor Expansion Premises, the Fifteenth Floor Furniture or the Project, and/or the suitability of the Additional Fifteenth Floor Expansion Premises, the Fifteenth Floor Furniture or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Additional Fifteenth Floor Expansion Premises, the Fifteenth Floor Furniture or the Project are suitable for the Permitted Use. Landlord shall have no obligation to obtain any permits, approval or entitlements related to Tenant’s use of or conduct of business in the Additional Fifteenth Floor Expansion Premises.

(d)                                 Ownership of and title to the Fifteenth Floor Furniture shall remain with Landlord until the Additional Fifteenth Floor Expansion Premises Commencement Date, at which time title and ownership to the Fifteenth Floor Furniture shall be transferred by Landlord to Tenant. Following the Additional Fifteenth Floor Expansion Premises Commencement Date, Landlord shall execute and deliver a Bill of Sale or other conveyance documents as may be reasonably requested by Tenant to evidence the transfer of title and ownership to the Fifteenth Floor Furniture.

4.                                      Parking. Notwithstanding anything to the contrary in the Lease, the Fifteenth Floor Premises shall not be included for purposes of calculating Tenant’s pro rata share of parking under Section 10(a) of the Lease.

5.                                      No Right to Terminate Fifteenth Floor Expansion Premises. Notwithstanding anything to the contrary contained in the Lease, including without limitation, in Section 6 of the Second Amendment, Landlord shall not have the right to terminate the Lease with respect to the Fifteenth Floor Expansion Premises. In addition and notwithstanding anything to the contrary contained in the Lease, including without limitation, in Section 3 of the Third Amendment, neither Landlord nor Tenant shall have the right to terminate Tenant’s tenancy with respect to the Fifteenth Floor Expansion Premises.

6.                                      Right To Extend. Landlord and Tenant acknowledge and agree that that the Extension Right set forth in Section 48 of the Lease shall apply to the entire Premises (including, without limitation, the Fifteenth Floor Premises).

7.                                      Complimentary Use of Fifteenth Floor Conference Room. Tenant shall provide Landlord with access to, and use of, the large conference room and meeting area located in the North-East corner of the Fifteenth Floor Premises (“15th Floor Conference Room”). Such use by Landlord shall be (i) no more frequent than two days per month during the Term of the Lease and (ii) subject to availability, provided, that Tenant shall use good faith efforts to accommodate Landlord’s request for specific dates for such use. Any use of the 15th Floor Conference Room shall be subject to Tenant’s customary rules and regulations.

8.                                      Miscellaneous.

(a)                                 This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)                                 This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c)                                  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d)                                 Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person in connection with this transaction and that no such broker, agent or other person brought about this transaction, other than Cushman & Wakefield, Inc. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker named in this Section 9(d), claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall pay Cushman & Wakefield, Inc. pursuant to a separate written agreement.

(e)                                  Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

KADMN CORPORATION, LLC,
a Delaware limited liability company

By:	/s/ Steven N. Gordon
Steven N. Gordon
lts:	Executive Vice President and General Counsel

LANDLORD:

ARE-EAST RIVER SCIENCE PARK, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, LP.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean
GARY DEAN
VP - RE LEGAL AFFAIRS

CONSENT OF GUARANTOR

The undersigned, being the Guarantor under that certain Guaranty of Lease dated as of October 28, 2010 (the “Guaranty”) made by the undersigned in favor of Landlord, hereby consents to all of terms, provisions, covenants and conditions set forth in this Amendment, and to the execution and delivery of this Amendment by Tenant. Guarantor hereby agrees that all of the guarantees, terms, covenants, conditions, representations and warranties set forth in the Guaranty are in full force and effect for the benefit of Landlord, and are not amended or modified by the terms of this Amendment, and Guarantor hereby expressly affirms and confirms its obligations, guarantees and liabilities under the Guaranty.

Witness the execution and delivery hereof as an instrument under seal as of the 22nd day of July, 2013.

/s/ Samuel D. Waksal
Samuel D. Waksal

EXHIBIT A

[attached]

Copyright © 2005, Alexandria Real Estate Equities, Inc.  ALL RIGHTS RESERVED.  Confidential and Proprietary - Do Not Copy or Distribute.  Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

EXHIBIT A — 15th Floor Plan

EXHIBIT A — 16th Floor Plan

EXHIBIT A — 5th Floor (Science Hotel) Plan

EXHIBIT B

Fifteenth Floor Furniture

(See attached)

Copyright © 2005, Alexandria Real Estate Equities, Inc.  ALL RIGHTS RESERVED.  Confidential and Proprietary - Do Not Copy or Distribute.  Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

EXHIBIT B - FURNITURE LIST

RECEPTION

•                  Desk

•                  Chair

PANTRY 1

•                  Table

•                  6 stools

•                  Coffee Machine

•                  Coffee Product Storage Organizer

•                  Kitchen Appliances

•                  Refrigerator

•                  Microwave

•                  Dishwasher

•                  Sink

BOARDROOM

•                  Table

•                  14 Executive Chairs

•                  Projector

•                  Projector Screen

LOBBY

•                  3 Mini Decorative tables

•                  1 Coffee Table

•                  3 Seat/couch sections

•                  Television

CONF

•                  Table

•                  10 chairs

PANTRY 2

•                  2 Tables

•                  6 Chairs

•                  2 Shelves

•                  Water Cooler

•                  Coffee Machine

•                  Coffee Product Storage Organizer

•                  Garbage Can

•                  Kitchen Appliances

•                  Refrigerator

•                  Microwave

•                  Toaster

•                  Dishwasher

Offices (note: all offices have overhead shelving above desks)

Office 1

•                  Desk

•                  Desk Chair

•                  1 File Cabinet

Office 2

•                  Desk

•                  Desk Chair

•                  1 File Cabinet

Office 3

•                  Desk

•                  Desk Chair

•                  1 File Cabinet

•                  2 Guest Chairs

Office 4

•                  Desk

•                  Desk Chair

•                  2 File Cabinets

•                  2 Guest Chairs

Office 5

•                  Desk

•                  Desk Chair

•                  4 Guest Chairs

•                  Coffee Table

•                  3 Leather/Lounge-type chairs

Office 6

•                  Desk

•                  Desk Chair

•                  2 Guest Chairs

Office 7

•                  Desk

•                  Desk Chair

•                  2 Guest Chairs

Office 8

•                  Desk

•                  Desk Chair

•                  1 File Cabinet

•                  2 Guest Chairs

Office 9

•                  Desk

•                  Desk Chair

•                  2 Guest Chairs

Office 10

•                  Desk

•                  Desk Chair

•                  2 Guest Chairs

Office 11

•                  Desk

•                  Desk Chair

•                  1 File Cabinet